Exhibit 10.55

Execution Version

SECOND AMENDMENT, LIMITED WAIVER AND CONSENT UNDER SENIOR

SECURED CONVERTIBLE NOTE PURCHASE AND GUARANTEE AGREEMENT

AND OTHER NOTE DOCUMENTS

This SECOND AMENDMENT, LIMITED WAIVER AND CONSENT UNDER SENIOR SECURED CONVERTIBLE NOTE PURCHASE AND GUARANTEE AGREEMENT AND OTHER NOTE DOCUMENTS is dated as of November 14, 2022 (this “Agreement”), and entered into by and among AIRSPAN NETWORKS HOLDINGS INC. (F/K/A NEW BEGINNINGS ACQUISITION CORP.), a Delaware corporation (“ANH”), as Issuer (in such capacity, the “Issuer”), each undersigned Subsidiary of the Issuer party to the NPA (as defined below) as a Guarantor (each such Subsidiary acting in such capacity, a “Guarantor”; and, together with the Issuer, collectively, the “Note Parties” and, each, a “Note Party”), the Holders and DBFIP ANI LLC (“Fortress”), as agent, collateral agent and trustee for the Secured Parties (Fortress in such capacities together with its successors and assigns in such capacities, the “Agent”), and acknowledged, agreed, and consented to by the Term Loan Agent on the signature pages hereto.

WHEREAS, the Note Parties are parties to (x) the Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of July 30, 2021 (as modified by (i) the Limited Waiver and Consent under Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of November 2, 2021 and (ii) the First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents dated as of March 29, 2022, and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Waiver Effective Date (as defined below), the “NPA”), together with the Purchasers and the Agent and (y) certain other Note Documents, pursuant to which the Note Parties have provided guarantees and collateral security in respect of the Obligations;

WHEREAS, ANH entered into that certain Credit Agreement dated as of December 30, 2020 (as modified by (i) the Limited Consent dated as of March 8, 2021, (ii) the First Amendment to Credit Agreement dated as of June 14, 2021, (iii) the Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and other Loan Documents dated as of August 13, 2021, (iv) the Limited Waiver and Consent under Amended and Restated Credit Agreement dated as of November 2, 2021, and (v) the Third Amendment and Waiver to Credit Agreement and other Loan Documents dated as of March 29, 2022, and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Waiver Effective Date, the “Credit Agreement”) by, among others, ANH, as holdings, Artemis Merger Sub Corp., a Delaware corporation, as guarantor, the lenders party thereto (collectively, the “Lenders”) and Fortress, as administrative agent and collateral agent on behalf of the secured parties thereunder (together with its successors and assigns in such capacity, the “Term Loan Agent”);

WHEREAS, the Issuer has delivered to the Agent a notice letter, dated as of November 4, 2022, identifying Events of Default which have occurred pursuant to Section 6.1(c) of the NPA in connection with Defaults under Section 4.2(p)(1) and Section 4.2(p)(3) of the NPA (collectively, the “Identified Defaults”);

WHEREAS, in order to remedy the Identified Defaults, the Note Parties have requested that the Holders and Agent provide, and subject to the terms and conditions set forth herein the Holders and Agent have agreed to provide, the Specified Waivers and Consents (as defined below);

WHEREAS, the Note Parties, the Holders and the Agent are entering into this Agreement to document their agreement, effective as of September 30, 2022 (the “Consent Date”) waiving (a) the requirement for the Note Parties to comply with (i) the minimum EBITDA financial covenant set forth in Section 4.2(p)(3) of the NPA for the Test Period ended September 30, 2022 (the “Subject Test Period”) and (ii) the requirement for the Note Parties to comply with the minimum liquidity financial covenant set forth in Section 4.2(p)(1) of the NPA during the period from the Consent Date until the date that is the seventh (7th) calendar day following the Waiver Effective Date (or such later date as the Agent may agree in writing (including, for the avoidance of doubt, via e-mail) in its sole discretion) (the period from the Consent Date to and including such date, as may be so extended by the Agent, the “Liquidity Period”) (all such waivers described in this clause (a), collectively the “Requested Covenant Waivers”), (b) the Identified Defaults, (c) any defaults pursuant to Section 6.1(e) of the NPA as a result of the defaults under the Credit Agreement correlating to the Identified Defaults (the “Cross-Defaults”), and (d) any prospective default or defaults that would have arisen pursuant to Section 6.1(c) or Section 6.1(e) of the NPA as a result of a failure to comply with, or deliver reporting that evidences compliance with, (i) Section 4.2(p)(3) of the NPA for the Subject Test Period and (ii) Section 4.2(p)(1) of the NPA for the Liquidity Period (all such prospective defaults described in this clause (c), collectively the “Prospective Defaults”; and together with the Identified Defaults, and the Cross-Defaults, collectively the “Specified Defaults”; and the waivers of the Specified Defaults, together with the Requested Covenant Waivers, collectively the “Specified Waivers and Consents”); and

WHEREAS, it is the intent of the parties hereto that this Agreement does not constitute a novation of rights, obligations and liabilities of the respective parties (including the Obligations) existing under the NPA or the Convertible Notes, or evidence payment of all or any of such obligations and liabilities under any of the Note Documents and such rights, obligations and liabilities shall continue and remain outstanding;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1. Defined Terms. Except as otherwise defined in this Agreement, capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to such respective terms in the NPA or, if not defined therein, shall have the meanings ascribed to such respective terms in the applicable Convertible Note(s). The parties hereto hereby expressly agree that this Agreement shall constitute a Note Document for all purposes of the NPA and the other Note Documents.

2. Limited Waiver and Consent. With effect from the Consent Date until the last day of the Liquidity Period, the Agent and each Holder agreed to waive the Specified Defaults and hereby is entering into this Agreement to document the terms and the conditions of the Specified Waivers and Consents in accordance with this Section 2. This Agreement and consent shall be limited precisely as written and no other terms, covenants or provisions of the NPA or any other Note Document are intended to be waived, amended or otherwise effected hereby. The waiver and consent set forth in the sentence immediately preceding shall be limited precisely as written, the limited waiver and consent with respect to compliance with the minimum liquidity test set forth in Section 4.2(p)(1) of the NPA shall remain in effect only until the last day of the Liquidity Period. The Specified Waivers and Consents shall relate solely to the Specified Defaults described above in the manner they exist on or prior to the date hereof and not to any other change in facts or circumstances occurring after the date hereof, or to any other Defaults or Events of Default now existing or occurring after the date hereof or any other violation of any provision of the NPA or any of the other Note Documents, and shall not in any way or manner restrict the Agent or any Holder from exercising any rights or remedies they may have with respect to any other Default or Event of Default (including, for the avoidance of doubt, any Default or Event of Default existing as of the date hereof which is not one of the Specified Defaults as expressly enumerated above and conditioned in this Section 2) at any time in respect of the NPA or any other Note Document. Nothing in this Agreement shall be deemed to: (a) constitute a waiver of compliance by the Issuer or any other Note Party with respect to any other term, provision or condition of the NPA or any other Note Document, or any other instrument or agreement referred to therein; or (b) create any course of dealing or otherwise impair or prejudice any right or remedy that the Agent or any other Secured Party may now have or may have in the future under or in connection with the NPA or any other Note Document, or any other instrument or agreement referred to therein, with respect to any matter other than those specifically and expressly waived and consented to in this Section 2.

3. Amendments to the NPA.

3.1 Upon giving effect to the Effective Date, Section 15 of the NPA is amended by inserting the new definitions “Attorneys’ Fees”, “Second Amendment”, “Specified Fees” and “Waiver Fee” each in appropriate alphabetical order to read as follows:

““Attorneys’ Fees” means and shall include any and all reasonable attorney’s fees that are incurred by the Collateral Agent or any other Secured Party incidental to, arising out of, or in any way in connection with the Collateral Agent’s or other Secured Party’s interests in, or defense of, any action, claim, proceeding or the Collateral Agent’s or other Secured Party’s enforcement of its rights and interests with respect to any Collateral or otherwise under any Convertible Note, or any Note Document, which shall include all attorneys’ fees incurred by the Collateral Agent and other Secured Parties (including, without limitation, all expenses of litigation or preparation therefor whether or not the Collateral Agent or applicable Secured Party is a party thereto) whether or not a suit or action is commenced, and all costs in collection of sums due during any work out or with respect to settlement negotiations, or the cost to defend the Collateral Agent or other Secured Party or to enforce any of its rights, including, without limitation, during any bankruptcy or other insolvency proceeding.”

““Second Amendment” means that certain Second Amendment, Limited Waiver and Consent under Senior Secured Convertible Note Purchase Agreement and Other Note Documents, dated as of November 14, 2022, among the Issuer and the other Note Parties party thereto, the Holders party thereto and the Agent.”

““Specified Fees” means, collectively, the Waiver Fee, the Administration Fee, the Backstop Fee and any Make-Whole Amounts.”

““Waiver Fee” has the meaning assigned to such term in the Second Amendment.”

3.2 Upon giving effect to the Effective Date, Section 1.2 of the NPA is amended by amending and restating the title thereof to “Specified Fees”, and by adding the new clauses (c) and (d), immediately following clause (b) thereof, in their entirety in order to read as follows:

“(c) Waiver Fee. In addition to the foregoing, the Issuer agrees to pay to the Agents and the Holders the Waiver Fee and any other fees and expense reimbursements set forth in any other Note Document or as otherwise separately agreed by the parties, in such amounts and at such times so specified.

(d) Fees.

(i) Without limiting the generality of the foregoing, it is understood and agreed that if the Obligations are accelerated for any reason, including because of an Event of Default or the commencement of any insolvency proceeding or by operation of law or otherwise, the Specified Fees, if any, determined as of the date of acceleration, will be due and payable as though the aggregate principal amount of all Convertible Notes outstanding as of such date were voluntarily prepaid as of such date and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Holder’s lost profits as a result thereof. Each Note Party agrees that payment of any Specified Fee due hereunder is reasonable under the circumstances currently existing. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH NOTE PARTY EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING SPECIFIED FEES IN CONNECTION WITH ANY SUCH ACCELERATION INCLUDING IN CONNECTION WITH ANY VOLUNTARY OR INVOLUNTARY ACCELERATION OF THE NOTES AND THE RELATED OBLIGATIONS PURSUANT TO ANY PROCEEDING UNDER ANY DEBTOR RELIEF LAW OR PURSUANT TO A PLAN OF REORGANIZATION.

(ii) Issuer on its own behalf and on behalf of each other Note Party expressly agrees that: (A) the Specified Fees are reasonable and the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel; (B) the fees described hereunder shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Holders and Issuer giving specific consideration in this transaction for such agreement to pay the Specified Fees; (D) no portion of any Specified Fee represents “unmatured interest” within the meaning of 11 U.S.C. § 502(b)(2); (E) the Specified Fees are not intended to act as or constitute a penalty or punish Issuer or any other Note Party for any payment or prepayment; and (F) the Note Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Each Note Party expressly acknowledges that its agreement to pay the Specified Fees to the Holders as herein described is a material inducement to the Holders to enter into this Agreement and the other Note Documents and purchase the Convertible Notes and provide any applicable waiver or other consideration agreed to in connection therewith.

(iii) The Note Parties agree that, once paid, the fees described herein or any part thereof payable hereunder will not be refundable under any circumstances and are in addition to any other fees, costs and expenses payable pursuant to this Agreement or the other Note Documents. The Issuer shall reimburse Agent or such Holder for such costs and expenses as provided in this Agreement. Except as expressly provided herein, all such fees will be paid in US dollars and in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim. All or any portion of the fees received by Fortress hereunder may be allocated to any affiliate of Fortress, the Agent or any other Holder or be shared among Fortress, the Agent and their respective affiliates.”

3.3 Upon giving effect to the Effective Date, Section 9.1 of the NPA is amended by amending and restating clause (vi) therein to read in its entirety as follows:

“(vi) all Attorneys’ Fees and, after the occurrence of a Default or an Event of Default, all costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel) and costs of settlement incurred by the Collateral Agent and each Holder in enforcing any Obligations of or in collecting any payments due from the Issuer or any Guarantor hereunder or under the other Note Documents or any document or instrument referred to herein or therein by reason of such Default or Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranty or the Intercreditor Agreement) or in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work out” or pursuant to any insolvency or bankruptcy cases or proceedings.”

3.4 Upon giving effect to the Effective Date, Section 11.4 of the NPA is amended and restated in its entirety to read as follows:

“11.4 Collateral Documents. The due and punctual payment of the principal of, premium, interest, the Waiver Fee and any Make-Whole Amounts and other amounts comprising the Applicable Redemption Amount on the Convertible Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, and interest on the overdue principal of, premium and interest on the Convertible Notes (to the extent permitted by Law) and performance of each and every other obligation of every nature of the Issuer and the Guarantors to the Holders or the Collateral Agent under this Agreement, the Convertible Notes, the Note Guarantees, the Collateral Documents and the other Note Documents, according to the terms hereunder or thereunder (any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the Note Documents (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding)), and any other amounts due under, the Convertible Notes and the other Note Documents when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) regardless of how such obligation, liability or amount arises or by what agreement or instrument it may be evidenced, whether or not it is or may be direct, indirect, matured, unmatured, absolute, contingent, primary, secondary, liquidated, unliquidated, disputed, undisputed, joint, joint and several, legal, equitable, secured or unsecured, and whether or not any claim for such obligation is discharged, stayed or otherwise affected by any proceeding under any Debtor Relief Law (collectively including the Guaranteed Obligations, the “Obligations”), shall be secured as provided in the Collateral Documents, which define the terms of the Liens that secure the Obligations, subject to the terms of the Intercreditor and Subordination Agreements. Without limiting the generality of the foregoing, the Obligations of each Note Party include (a) the obligation (irrespective of whether a claim therefor is allowed in a proceeding under any Debtor Relief Law) to pay principal, interest, fees, expenses, prepayment premiums, any Backstop Fee, Administration Fee, Change of Control Repurchase Price, Waiver Fee or other Applicable Redemption Amount or Make-Whole Amount and/or Attorneys’ Fee (including, in each case as defined in the Term Loan Credit Agreement, any Applicable Prepayment Premium, End of Term Fee, Administration Fee, Origination Fees, Waiver Fee and/or Attorneys’ Fees) and disbursements, indemnities and other amounts payable by such Person under the Note Documents or the Term Loan Documents (other than the “Warrant” as defined in the Term Loan Credit Agreement), (b) the obligation to pay all costs and expenses incurred by the Collateral Agent and/or any other Secured Party to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest, including but not limited to all reasonable Attorneys’ Fees and expenses of any Secured Party to enforce any Obligations whether or not by litigation and (c) the obligation to reimburse any amount in respect of any of the foregoing that any Secured Party (in its reasonable discretion pursuant to the terms of this Agreement or any other Note Document or Term Loan Document) may elect to pay or advance of behalf of such Note Party. The parties hereto hereby acknowledge and agree that the Collateral Agent holds the Collateral as defined in each of the Collateral Documents in trust for the benefit of the Collateral Agent and the Holders and pursuant to the terms of the Collateral Documents and the Intercreditor and Subordination Agreements (if any). Each Holder (including the Purchasers), by accepting a Convertible Note, consents and agrees to the terms of the Collateral Documents (including the provisions providing for the possession, use, release and foreclosure of Collateral) and the Intercreditor and Subordination Agreements (if any) as the same may be in effect or may be amended from time to time in accordance with their terms and this Agreement and the Intercreditor and Subordination Agreements (if any), and authorizes and directs the Collateral Agent to enter into the Collateral Documents, the Note Documents and the Intercreditor and Subordination Agreements and to perform its obligations and exercise its rights thereunder in accordance therewith. The Issuer on its own behalf or on the behalf of the Guarantors shall deliver (or cause to be delivered) to the Collateral Agent copies of all documents required to be filed pursuant to the Collateral Documents, and will do or cause to be done all such acts and things as may be reasonably required by the next sentence of this Section 11.4, to assure and confirm to the Collateral Agent the security interest in the Collateral contemplated hereby, by the Collateral Documents and the other Note Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Agreement and of the Convertible Notes secured hereby, according to the intent and purposes herein expressed. The Note Parties shall take any and all actions and make all filings (including the filing of UCC financing statements, continuation statements and amendments thereto) required to cause the Collateral Documents to create and maintain, as security for the Obligations of the Issuer and the Guarantors to the Collateral Agent, the Purchasers, the Holders and any other Secured Parties under this Agreement, the Convertible Notes, the Note Guarantees, the Collateral Documents and the Note Documents, a valid and enforceable perfected Lien and security interest in and on all of the Collateral intended to be granted pursuant to the terms of the Collateral Documents (subject to the terms of the Intercreditor and Subordination Agreements and the Collateral Documents), in favor of the Collateral Agent for the benefit of the Holders and the Collateral Agent subject to no Liens other than Permitted Liens. In addition, in the event the Issuer or any Guarantor takes any action to grant or perfect a Lien in favor of the Secured Parties (as defined in the Term Loan Credit Agreement) in any assets, the Issuer or such Guarantor shall also take such action to grant or perfect a Lien in favor of the Collateral Agent without request of the Collateral Agent.”

4. Effectiveness. This Agreement and the modifications to the NPA as set forth in Section 3 above shall become effective immediately on the date hereof (with effectiveness from the Consent Date with respect to the Specified Waivers and Consents described in Section 2 above) upon the Holders’ and the Agent’s satisfaction with each of the following conditions precedent (the date of such satisfaction, the “Waiver Effective Date”):

4.1 The Agent (or its counsel) shall have each received the following, each in form and substance satisfactory to the Agent and the Holders:

(i) The counterparts to this Agreement, which shall be duly executed by the Issuer, each Guarantor, the Holders and the Agent;

(ii) The Fourth Amendment, Limited Waiver and Consent Under Credit Agreement and Other Loan Documents, dated on or about the date hereof, in form and substance satisfactory to Agent and the Holders in their sole discretion (the “Credit Agreement Waiver”), and which shall be duly executed by the parties thereto (it being understood that the Agent and the Holders hereby consent to the Credit Agreement Waiver and the Note Parties’ payment of the “Waiver Fee” as defined in the Credit Agreement Waiver);

(iii) Evidence that all conditions precedent to the Credit Agreement Waiver have been satisfied; and

(iv) A certificate of a Responsible Officer of Issuer addressed to Agent, in form and substance satisfactory to Agent and certifying (i) as to the matters set forth in Section 6 below and (ii) that all conditions precedent to the Waiver Effective Date have been satisfied.

4.2 No Default. Immediately after giving effect to this Agreement and the Specified Waivers and Consents described in Section 2 above, no Default or Event of Default has occurred and is continuing or would result from the execution, delivery or performance of this Agreement.

5. Fees.

5.1 As consideration for this Agreement and the Specified Waivers and Consents and other modifications contained herein, the Issuer has agreed to pay to the Agent, for the benefit of each of the Holders, a fee (the “Waiver Fee”) in an amount equal to 3.00% of the aggregate principal amounts of any and all outstanding Convertible Notes and other obligations advanced or otherwise owed under the NPA (excluding obligations arising under the Term Loan Documents), including, without limitation, any fees, the capitalized interest and any premiums (including, without limitation, any Make-Whole Amount or any other amounts or premiums comprising the Applicable Redemption Amount (if any)) (collectively, the “Outstanding Amounts”). The Parties hereby acknowledge and agree that, as of the date hereof, the total Outstanding Amounts are $50,427,777.78, consisting of $50,000,000 of Convertible Notes outstanding and $427,777.78 of accrued interest thereon.

5.2 The Waiver Fee shall be for the ratable benefit of each Holder on a pro rata basis. The Issuer shall pay the Waiver Fee in cash on the Maturity Date. Each party hereto hereby agrees that the Waiver Fee: (x) was fully earned on the Consent Date but shall be due and payable on the Maturity Date; and (y) shall not be refunded or repaid to the Issuer under any circumstances.

5.3 Each Holder party hereto, by delivering its signature page to this Agreement on the Waiver Effective Date, shall be deemed to have consented to, approved or accepted or to be satisfied with, this Agreement and each other document required hereunder or thereunder to be consented to, approved by or acceptable or satisfactory to such Holder (if any), unless the Agent shall have received notice from any such Holder prior to the Waiver Effective Date specifying its objection thereto

5.4 All parties to this Agreement agree and acknowledge that the Holders will have suffered damages on account of the Identified Defaults and that, in view of the difficulty in ascertaining the amount of such damages, the Waiver Fee constitutes a reasonable compensation and liquidated damages to compensate the Holders on account thereof, the Waiver Fee shall be earned in full on the Effective Date, and shall be due and payable in full in cash, in all respects in accordance with the terms of the NPA as amended by this Agreement, on the earliest to occur of (i) the Maturity Date, (ii) any Prepayment Event and (iii) the termination of the NPA.

5.5 Issuer hereby agrees to pay, within two (2) days after the effectiveness of this Agreement, all fees and expenses of the Agent and the other Secured Parties required to be paid or reimbursed by the Note Parties on or prior to the Effective Date (including, without limitation, all fees and expenses of Sidley Austin LLP and any and all local counsels to the Agent and the Holders required or otherwise contemplated to be paid or reimbursed under Section 9 of the NPA) for which invoices have been presented on or prior to the date of such payment, to the appropriate parties (the “Expense Reimbursement”). Each Note Party hereby acknowledges and agrees that the Issuer’s obligation to pay the Expense Reimbursement on or prior to the date that is two (2) days after the Effective Date constitutes “Obligations” under the NPA and a failure to timely pay the Expense Reimbursement shall constitute a new and independent Event of Default under Section 6.1 of the NPA.

6. Representations and Warranties; Ratification of Obligations; Reaffirmation of Guaranty and Note Documents. Each Note Party hereby expressly represents and warrants that, immediately after giving effect to the Specified Waivers and Consents contained herein: (a) (i) each of the representations and warranties set forth in Section 3.1 of the NPA and the other Note Documents are true and correct in all material respects on and as of the Waiver Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and, in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event, change or condition has occurred since the Closing Date that has had or could reasonably be expected to have, a Material Adverse Effect; and (b) each Note Party hereby expressly: (i) confirms its Obligations (including any guarantee obligation) under each Note Document, in each case as amended, restated, supplemented or modified immediately after giving effect to this Agreement and the Specified Waivers and Consents contained herein; (ii) confirms that its Obligations as amended, restated, supplemented or modified hereby under the NPA and the other Note Documents are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Note Documents, in each case, as amended, restated, supplemented or modified immediately after giving effect to this Agreement (including as such grants have been amended, restated, supplemented or modified by this Agreement and the Specified Waivers and Consents contained herein); and (iii) confirms that its Obligations under the NPA and the other Note Documents immediately after giving effect to this Agreement constitute Obligations. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect (except as such Obligations have been expressly supplemented, amended, restated or modified hereby), and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents, as amended, restated, supplemented or modified hereby.

7. Further Assurances. Each of the undersigned Note Parties, shall, at the request of the Agent and at such Note Party’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

8. Release. In consideration of the foregoing amendments, the Note Parties signatory hereto, and, to the extent the same is claimed by right of, through or under the Issuer or any Guarantor, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged each of the Secured Parties, and their respective Affiliates, and any of the respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Secured Party or any of its Affiliates would be liable if such persons or entities were found to be liable to the Issuer or any other Note Party, or any of them (collectively hereinafter the “Indemnified Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Indemnified Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Agreement or the Note Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing.

9. No Actions, Claims, Etc. Each Note Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any Secured Party, in any case, arising from any action or failure of any Secured Party to act under this Agreement or any other Note Document on or prior to the date hereof, or of any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to any Secured Party or any of their Affiliates under this Agreement or any other Note Document. Each Note Party unconditionally releases, waives and forever discharges on its own behalf and on behalf of each of its subsidiaries and Affiliates (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Secured Party to such Note Party, except the obligations required to be performed by any Secured Party or its Affiliates or agents under the Note Documents on or after the date hereof and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Note Party might otherwise have against any Secured Party in connection with this Agreement or the other Note Documents or the transactions contemplated thereby, in the case of each of clauses (i) and (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

10. Reference to and Effect on the NPA and the Other Note Documents. On and after the Waiver Effective Date, each reference in the NPA or the other Note Documents to “this Agreement”, “the NPA”, “the Note Purchase Agreement”, “the Senior Secured Convertible Note Purchase and Guarantee Agreement”, “the Security Agreement”, “the Note Documents”, “hereunder”, “hereof”, “thereunder”, “thereof” or words of like import referring to the NPA, the Security Agreement and each of the other Note Documents, shall mean and be a reference to the NPA, the Security Agreement and/or, as the context may require, the Note Documents, as amended or amended and restated by this Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver or novation of any Note Document or of any right, power or remedy of any Secured Party under any Note Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Note Documents. The parties hereto hereby acknowledge and agree that this Agreement is a “Note Document” under and as described in the NPA.

11. Incorporation of Terms. The provisions of Section 9 (Indemnity), Section 12.1 (Notices), Section 12.2 (Governing Law), Section 12.3 (Jury Trial Waiver), Section 14.5 (Survival), Section 14.11 (Successors and Assigns), Section 14.9 (Amendments), 14.16 (Counterparts) and Section 14.29 (Electronic Execution of Documents) of the NPA shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those sections to “this Agreement” are references to this Agreement.

[Signature pages to follow.]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

DBFIP ANI LLC,
as Agent and Term Loan Agent

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Treasurer

[Signature Page to Airspan Second Amendment, Limited Waiver and
Consent Under NPA and Other Note Documents]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

HOLDERS:

FIP UST LP, as a Holder

By:	FIP FUND I GP LLC, its general partner

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

FLF II HOLDINGS FINANCE L.P., as a Holder

By:	FLF II Holdings Finance CM LLC, as Servicer

By:	Fortress Lending II Holdings L.P., its Sole Member

By:	Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

FORTRESS LENDING II HOLDINGS L.P., as a Holder

By:	Fortress Lending Advisors II LLC, its investment manager

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

FLF I HOLDINGS FINANCE L.P., as a Holder

By:	FLF I Holdings Finance CM LLC, as Servicer

By:	Fortress Lending I Holdings L.P., its Sole Member

By:	Fortress Lending Advisors LLC, its investment manager

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

[Signature Page to Airspan Second Amendment, Limited Waiver and
Consent Under NPA and Other Note Documents]

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP, as a Holder

By:	Drawbridge Special Opportunities GP LLC, its general partner

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

DBDB FUNDING LLC, as a Holder

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

FORTRESS LENDING FUND II MA-CRPTF LP, as a Holder

By:	FLF II MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Jennifer Sorkin
Name:	Jennifer Sorkin
Title:	Authorized Signatory

[Signature Page to Airspan Second Amendment, Limited Waiver and
Consent Under NPA and Other Note Documents]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

NOTE PARTIES:

AIRSPAN NETWORKS HOLDINGS INC. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation, as Issuer

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Second Amendment, Limited Waiver and
Consent Under NPA and Other Note Documents]

AIRSPAN NETWORKS INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN IP HOLDCO LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

MIMOSA NETWORKS, INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

MIMOSA NETWORKS INTERNATIONAL, LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Second Amendment, Limited Waiver and

Consent Under NPA and Other Note Documents]

AIRSPAN COMMUNICATIONS LIMITED, a United Kingdom corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN NETWORKS LTD.
an Israel corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN JAPAN KK,
a Japanese corporation, as a Guarantor

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Signature Page to Airspan Second Amendment, Limited Waiver and

Consent Under NPA and Other Note Documents]